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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 27, 2006
                               -------------------
                Date of Report (Date of earliest event reported)


           Historic Preservation Properties 1989 Limited Partnership
           ---------------------------------------------------------
       (Exact Name of Small Business Issuer as Specified in Its Charter)


                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                                    33-24129
                                    --------
                             Commission File Number

                                   04-3021042
                                   ----------
                      (I.R.S. Employer Identification No.)


      21 Custom House Street, Suite 440, Boston, Massachusetts      02110
      -------------------------------------------------------------------
                    (Address of Principal Executive Offices)



                    Issuer's Telephone Number, (617) 422-5815
                                               --------------

--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))





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Item 2.05    Costs Associated with Exit or Disposal Activities.

     On July 27, 2006, the General Partner of Historic Preservation Properties 1989 Limited Partnership (the Partnership) has committed to a plan of liquidation of the Partnership. This decision has been made after the completion of the sale of the Partnership's sole remaining investment property. The General Partner anticipates the liquidation and dissolution of the Partnership to be completed before December 31, 2006. Certain cost estimates related to the activities needed to finalize the business affairs of the Partnership such as accounting, legal, taxes, asset management and investor services are unable to be quantified at this time. The Partnership will file this information with the Securities and Exchange Commission at the occurrence of such determination.



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                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               HISTORIC PRESERVATION PROPERTIES 1989
                                        LIMITED PARTNERSHIP

                               By:  Boston Historic Partners Limited
                                    Partnership, General Partner

                                    By:   Portfolio Advisory Services,
                                          Inc., General Partner

Date: July 28, 2006                       By:    /s/ Terrence P. Sullivan
                                                 ------------------------
                                                 Terrence P. Sullivan,
                                                 President

                                    and


Date: July 28, 2006                 By:   /s/ Terrence P. Sullivan
                                          ------------------------
                                          Terrence P. Sullivan,
                                          General Partner